Exhibit (a)

HONG XIANG OIL AND GAS DEVELOPMENT CO., LIMITED

FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2003

HONG XIANG OIL AND GAS DEVELOPMENT CO., LIMITED

INDEX TO FINANCIAL STATEMENTS

Page

Independent Auditors’ Report

1

Balance Sheet as of December 31, 2003

2

Statement of Operations for the period ended December 31, 2003

3

Statement of Stockholders’ Equity for the period ended December 31, 2003

4

Statement of Cash Flows for the period ended December 31, 2003

5

Notes to the Financial Statements

6 - 15

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of

Hong Xiang Oil and Gas Development Co., Limited

We have audited the accompanying balance sheet of Hong Xiang Oil and Gas Development Co., Limited as of December 31, 2003 and the related statements of operations, stockholders’ equity and cash flows for the period from April 1, 2003 (date of inception) to December 31, 2003.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hong Xiang Oil and Gas Development Co., Limited as of December 31, 2003, and the results of its operations and its cash flows for the period from April 1, 2003 (date of inception) to December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

PKF

Certified Public Accountants

Hong Kong

HONG XIANG OIL AND GAS DEVELOPMENT LIMITED

BALANCE SHEET

AS OF DECEMBER 31, 2003

US$

ASSETS

Current assets
Cash and cash equivalents	7,699
Other receivable and prepayments	94,250
Materials and supplies	45,483

Total current assets	147,432

Construction in progress	39,920
Property and equipment
Oil and gas properties, using full cost method accounting
Proved	4,881,489
Other property and equipment	105,732

Total	4,987,221
Less accumulated depreciation, depletion and amortisation	(38,168)

Total property and equipment – net (Note 2)	4,949,053

Total assets	5,136,405

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable	561,639
Due to non-operating interest owner (Note 3)	2,246,039
Accrued expenses	10,030
Due to a director (Note 3)	1,263,862
Income taxes payable (Note 4)	17,002

Total current liabilities	4,098,572

Deferred income taxes (Note 4)	131,493

Commitments and contingency (Note 7)
Capital	604,800
Retained earnings	301,540

Total stockholders’ equity	906,340

Total liabilities and stockholders’ equity	5,136,405

See accompanying notes to financial statements.

HONG XIANG OIL AND GAS DEVELOPMENT LIMITED

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM APRIL 1, 2003 TO DECEMBER 31, 2003

US$

Revenue:
Oil sales	868,194

Costs and expenses:
Production expenses	260,846
Management fee	17,364
Depreciation, depletion and amortisation	38,168
General and administrative	102,031

418,409

Operating income	449,785

Other income:
Interest income	250

Income before income taxes	450,035
Provision for income taxes (Note 4)	148,495

Net income	301,540

See accompanying notes to financial statements.

HONG XIANG OIL AND GAS DEVELOPMENT LIMITED

STATEMENT OF STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM APRIL 1, 2003 TO DECEMBER 31, 2003

			Total
		Retained	stockholders’
	Capital	earnings	equity
	US$	US$	US$

Initial capital injection	314,496	-	314,496
Further capital injection on September 10, 2003	290,304	-	290,304

Net income	-	301,540	301,540

Balance, December 31, 2003	604,800	301,540	906,340

See accompanying notes to financial statements.

HONG XIANG OIL AND GAS DEVELOPMENT LIMITED

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM APRIL 1, 2003 TO DECEMBER 31, 2003

US$
Operating activities:

Net income	301,540

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortisation	38,168
Deferred income taxes	131,493
Changes in operating assets and liabilities:
Materials and supplies	(45,483)
Other receivable and prepayments	(94,250)
Accounts payable	41,362
Due to non-operating interest owner	(919,036)
Accrued expenses	10,030
Due to a director	702,077
Income tax payable	17,002

Total adjustments	(118,637)

Net cash provided by operating activities	182,903

Investing activities:

Capital expenditures, including :-
Construction in progress	(39,920)
Purchases and development of properties	(740,084)

Net cash used in investing activities	(780,004)

Financing activities:

Proceeds from capital injection	604,800

Net cash provided by financing activities	604,800

Net change in cash and cash equivalents	7,699

Cash and cash equivalents, end of period	7,699

Supplemental disclosure

Supplemental schedule of noncash investing and financing activities:
Payable arising from purchase and development of oil and
gas properties included under :
Accounts payable	520,277
Due to non-operating interest owner	3,165,075
Due to a director	532,268
Purchase of other property and equipment settled by a director	29,517

See accompanying notes to financial statements.

HONG XIANG OIL AND GAS DEVELOPMENT LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2003

1.

Organisation and Significant Accounting Policies

Business

Hong Xiang Oil and Gas Development Co., Limited (“the Company”) is established in the People’s Republic of China (“the PRC”) with limited liability.  The Company is an independent company engaged in the development and production of crude oil in Jilin oil region, the PRC.

The registered capital of the Company at the date of establishment of April 1, 2003 was US$314,496.  On September 14, 2003, the registered capital was increased to US$604,800.

Subsequent to the Production Sharing Contract entered by the non-operating interest owner (the “Sub-Owner”) and Jilin Office, PetroChina Company Limited in December 2002, the Company entered another Production Sharing Contract (the “Contract”) with the non-operating interest owner in respect of the development right of proved Chin 112 Zone (the “Zone”) in Jilin oil region for 20 years (the “Contract Period”).

In accordance with the Contract, the Company was responsible for fund raising and developing the Zone.  Production from the Zone is shared in the following manner :-

Contract Period	For Sub-Owner	For the Company

First 10 years	20%	80%
Remaining years	40%	60%

Use of estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Concentration of credit risk

The Company solely sells the oil to its non-operating interest owner.  The Company has not experienced significant credit risk and is not aware of any significant uncollectible accounts.  The carrying amount of cash and cash equivalents represents the Company’s maximum exposure to credit risk in relation to financial assets.

HONG XIANG OIL AND GAS DEVELOPMENT LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2003

1.

Organisation and Significant Accounting Policies (cont’d)

Cash and cash equivalents

Cash and cash equivalents include all demand deposits and cash with original maturities of three months or less.

Materials and supplies

Inventories, consisting primarily of tubular goods and oil field materials and supplies, are stated at cost or market, cost being determined by the average cost method.

Oil and gas properties

The Company follows the full cost method of accounting for oil and gas properties.  Accordingly, all costs associated with acquisition of development rights, and development of oil reserves, including directly related overhead costs, are capitalised.

Depreciation, depletion and amortisation of capitalised costs, excluding unproved properties, are based on the unit-of-production methods based on proved reserves.  Investments in unproved properties and major development projects are not amortised until proved reserves associated with the projects can be determined or until impairment occurs.  If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalised costs to be amortised.

In addition, the capitalised costs are subject to a “ceiling test”, which basically limits such costs to the aggregate of the “estimated present value”, discounted at a 10-percent interest rate of future net revenues from proved reserves, based on current economic and operating conditions, plus the lower of cost or fair market value of unproved properties.

Sales of portion of development rights and other proved and unproved properties are accounted for as adjustments of capitalised costs with no gain or loss recognised, unless such adjustments would significantly alter the relationship between capitalised costs and proved reserves of oil and gas, in which case the gain or loss is recognised in income.

Abandonment of oil and gas properties other than the development rights are accounted for as adjustments of capitalised costs with no loss recognised.

HONG XIANG OIL AND GAS DEVELOPMENT LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2003

1.

Organisation and Significant Accounting Policies (cont’d)

Other properties and equipment

Other property, including support equipment, and equipment are recorded on the basis of costs.  Depreciation of other property and equipment, after considering estimated residual salvage values, is provided over the estimated useful lives of four to ten years using the straight-line method.  Major renewals and betterments are recorded as additions to the property and equipment accounts.  Repairs that do not improve or extend the useful lives of assets are expensed.

Foreign currency translation and transactions

The Company uses China Renminbi (“RMB”) as the functional currency, which is not freely convertible into foreign currencies.  Transactions denominated in currencies other than RMB are translated into RMB at the applicable rates of exchange prevailing at the dates of the transactions, quoted by the People’s Bank of China (“the PBOC”).  Monetary assets and liabilities denominated in other currencies are translated into RMB at rates of exchange quoted by the PBOC prevailing at the balance sheet date.  Exchange gains or losses arising from changes in exchange rates subsequent to the transactions dates for monetary assets and liabilities denominated in other currencies are included in the determination of net income for the respective period.

For financial reporting purposes, RMB has been translated into United States dollars (“US$”) as the reporting currency.  Assets and liabilities are translated at the exchange rate in effect at period end.  Income statement accounts are translated at the average rate of exchange prevailing during the period.  Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders’ equity as “Accumulated other comprehensive income - foreign currency translation adjustments”.  Gains and losses resulting from foreign currency transactions are included in other comprehensive income (expenses).  Foreign currency translation adjustment was not material.

Revenue recognition

Revenues represent the sales of share of allocable share oil that are lifted to the Sub-Owner.  Sales are recognised when the significant risks and rewards of ownership of oil have been transferred to customers.

HONG XIANG OIL AND GAS DEVELOPMENT LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2003

1.

Organisation and Significant Accounting Policies (cont’d)

Management fee

In connection with the arrangement of production activities, the Company pays a management fee of 2 percent on sales to the non-operating interest owner, which is debited to income as incurred.

Income taxes

The Company uses the liability method of accounting for income taxes under which deferred tax assets and liabilities are recognised for the future tax consequences.  Accordingly, deferred tax liabilities and assets are determined based on the temporary differences between the financial statements and tax basis of assets and liabilities, using the enacted tax rates in effect for the year in which the differences are expected to reverse.  As changes in tax laws or rate are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

Environmental costs

The PRC has adopted extensive environmental laws and regulations that affect the operation of the oil and gas industry.  The outcome of environmental liabilities under proposed or future environmental legislation cannot reasonably be estimated at present, and could be material. Under existing legislation, however, management believes that there are no probable liabilities that will have a material adverse effect on the financial position of the Company.

Fair values of financial instruments

The carrying amounts reported in the balance sheet for cash and cash equivalents, receivable, payable and accrued expenses approximate their fair values due to the short maturity of these instruments.

HONG XIANG OIL AND GAS DEVELOPMENT LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2003

2.

Property and equipment

	At December 31, 2003
		Accumulated
		depletion,
		depreciation and	Net
	Cost	amortisation	book value
	US$	US$	US$

Oil and gas properties
Proved	4,881,489	28,645	4,852,844
Furniture, fixtures and equipment	14,248	414	13,834
Motor vehicles	91,484	9,109	82,375

	4,987,221	38,168	4,949,053

3.

Due to non-operating interest owner / a director

All the amounts are interest-free, unsecured and have no fixed terms of repayment.

4.

Income taxes

The standard enterprise income tax rate in the PRC is 33%.  The Company’s provision for income taxes as of December 31, 2003 is detailed as follows:

US$

Current	17,002
Deferred	131,493

148,495

HONG XIANG OIL AND GAS DEVELOPMENT LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2003

4.

Income taxes (cont’d)

Deferred tax assets and liabilities, resulting from differences between the financial statements carrying amounts and the tax bases of assets and liabilities, consist of the following:

US$

Deferred tax liabilities:
US full cost pool – capitalisation	114,887
– depletion	23,392

Total deferred tax liabilities	138,279

Deferred tax assets:
Others	6,786

Net deferred tax liabilities	131,493

5.

Reserves

Pursuant to the PRC regulations and the Company’s Articles of Association, the Company is required to transfer 10% and 5% to 10% of its net profit, as determined under the PRC accounting regulations, to statutory reserve fund until the fund aggregates to 50% of the Company’s registered capital and to the statutory welfare fund respectively.  The transfer to this reserve must be made before profit distribution to equityholders.

The statutory reserve fund shall only be used to make good previous years’ losses, to expand the Company’s production operations, or to increase the capital of the Company.  Upon approval by a resolution of equityholders’ general meeting, the Company may convert its statutory reserve fund into paid-up capital in proportion to the existing paid-up capital holding, provided that the balance of the reserve fund after such conversion is not less than 25% of the registered capital.

The statutory welfare fund can only be used to provide common facilities, of which the Company retains the titles, and other collective benefits to the Company’s employees.  This fund is non-distributable other than in liquidation.

As of December 31, 2003, the Company had no distributable reserve under the PRC accounting regulations and there were no appropriation to the statutory funds during the period.

HONG XIANG OIL AND GAS DEVELOPMENT LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2003

6.

Defined Contribution Plan

The Company provides defined contribution plan based on local laws and regulations for all qualified employees in the PRC.  The PRC government is responsible for the pension liabilities to these retired employees.  The Company is required to make annual contributions to the government-regulated pension at 21% of the employees’ basic salaries.  The Company’s contributions to defined contribution plans are charged to expenses in the year to which they relate.

The expense associated with the Company’s contribution which was included in the general and administrative expenses was US$3,203 for the period ended December 31, 2003.

7.

Commitments and contingencies

As of December 31, 2003, the Company is committed to payment under a construction contract for building of approximately US$125,000 of which $39,920 was paid and disclosed as construction in progress.

8.

Supplemental oil and gas disclosures (unaudited)

The accompanying table presents information concerning the Company’s crude oil producing activities as required by SFAS No. 69, Disclosures about Oil and Gas Producing Activities.

A.

Capitalised costs relating to oil and gas producing activities are as follows:

US$

Proved crude oil properties	4,881,489
Accumulated depreciation, depletion and amortisation	(28,645)

Net capitalised costs	4,852,844

B.

Cost incurred in oil and gas property acquisitions, exploration and development activities are as follows:

US$

Property acquisition costs:
Proved	725,821

Property development costs	4,155,668

HONG XIANG OIL AND GAS DEVELOPMENT LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2003

8.

Supplemental oil and gas disclosures (unaudited) (cont’d)

C.

The results of operations for oil and gas producing activities are as follows:

US$

Revenues	868,194
Production costs	(260,846)
Management fee	(17,364)
Depreciation, depletion and amortisation	(38,168)
General and administrative	(102,031)
Income taxes expense	(148,495)

Results of operations from oil and gas producing activities
(excluding corporate overhead and financing costs)	301,290

D.

Estimated quantities of proved oil and gas reserves

The following table presents the Company’s estimate of its net proved crude oil reserves for the Contract Period as of December 31, 2003.  The Company’s management emphasises that reserve estimates are inherently imprecise and that estimates of new discoveries are more imprecise than those of producing oil and gas properties.  Accordingly, the estimates are expected to change as future information becomes available.  The estimates have been prepared by independent petroleum reserve engineers.

Oil (Bbls)
Proved developed and undeveloped reserves:
Purchase of minerals in place	6,369,093
Production	(38,006)

Balance at December 31, 2003	6,331,087

Proved developed reserves:
December 31, 2003	1,299,345

HONG XIANG OIL AND GAS DEVELOPMENT LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2003

8.

Supplemental oil and gas disclosures (unaudited) (cont’d)

E.

Standardised measure of discounted future net cash flows relating to proved oil and gas reserves

The following disclosures concerning the standardised measure of future cash flows from proved crude oil reserves from continuing operations are presented in accordance with SFAS No. 69.  The standardised measure does not purport to represent the fair market value of the Company’s proved crude oil reserves.  An estimate of fair market value would also take into account, among other factors, the recovery of reserves not classified as proved, anticipated future changes in prices and costs, and a discount factor more representative of the time value of money and the risks inherent in reserve estimates.

Under the standardised measure, future cash inflows were estimated by applying period-end prices at December 31, 2003 adjusted for fixed and determinable escalations, to the estimated future production of period-end proved reserves.  Future cash inflows were reduced by estimated future production and development costs based on period-end costs to determine pre-tax cash inflows.  Future income taxes were computed by applying the statutory tax rate to the excess of pre-tax cash inflows over the tax basis of the properties.  Operating loss carryforwards, tax credits and permanent differences to the extent estimated to be available in the future were also considered in the future income tax calculations, thereby reducing the expected tax expense.

Future net cash inflows after income taxes were discounted using a 10% annual discount rate to arrive at the Standardised Measure.

Set forth below is the Standardised Measure relating to proved oil and gas reserves for:

US$

Future cash inflows	134,582,854
Future production and development costs	(54,314,682)
Future income tax expense	(25,499,869)

Future net cash flows	54,768,303
Discount	(34,220,433)

Standardised Measure of discounted future net cash
related to proved reserves	20,547,870

HONG XIANG OIL AND GAS DEVELOPMENT LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD ENDED DECEMBER 31, 2003

8.

Supplemental oil and gas disclosures (unaudited) (cont’d)

F.

Changes in Standardised Measure of discounted future net cash flows relating to proved oil and gas reserves

The following is an analysis of the changes in the Standardised Measure for continuing operations:

US$

Purchase of mineral in place	16,107,870
Sales and transfers of oil and gas produced, net
of production costs	(589,984)
Acquisition and development costs incurred	4,881,489
Net change in income taxes	148,495

Standardised Measure, end of period	20,547,870